SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): SEPTEMBER 8, 2006


                         PATRIOT SCIENTIFIC CORPORATION

               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                 0-22182           84-1070278
(State or other Jurisdiction of    (Commission      (I.R.S. Employer
         Incorporation)            File Number)    Identification No.)


                            CARLSBAD CORPORATE PLAZA
                         6183 PASEO DEL NORTE, SUITE 180
                               CARLSBAD, CA 92011
                    (Address of principal executive offices)


                                 (760) 547-2700
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

o Written communication pursuant to Rule 4254 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (127 CFR 240.13e-4(c))


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This form hereby amends the Form 8-K filed on September 13, 2006 as follows:


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On September 13, 2006, the Company filed a Form 8-K pursuant to which the Company reported that it determined certain adjustments were required to certain of its previously issued financial statements and, therefore, the Company will restate their financial statements for the year ended May 31, 2005, and the related quarterly reports for the quarters ended August 31, 2005, November 30, 2005 and February 28, 2006. The issue described in that 8-K pertaining to the embedded derivatives also relates to the previous years ended May 31, 2004, 2003 and 2002.

We reiterate that the decision by the Company to account for its interest in Phoenix Digital Solutions, LLC in accordance with the equity method of accounting for investments and its decision to bifurcate the embedded derivatives in its previously outstanding convertible debentures will not have a material effect on the Company's financial condition.


ITEM 8.01 OTHER EVENTS.

The Company has retained Corbin and Company LLP, Certified Public Accountants, to audit the restatement for the previous periods referred to above.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                              Patriot Scientific Corporation
                                              (Registrant)


Date: September 15, 2006                      By:   /s/ David H. Pohl
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